Exhibit 99.2

Priceline.com Reports Financial Results

For 4th Quarter And Full-Year 2003

4th quarter net income of $2.2 million, or $0.06 per share

Quarterly gross travel bookings of $256.2 million, up 12.2% year-over-year

Quarterly hotel room night sales grow 37% year-over-year

     NORWALK, Conn., February 10, 2004 . . . Priceline.com® (Nasdaq: PCLN) today reported its financial results for the 4th quarter and full-year 2003.  For the 4th quarter, gross travel bookings, which refers to the total dollar value, inclusive of taxes and fees, of all travel products purchased by consumers, rose 12.2% year-over-year to $256.2 million, while revenues were $180.2 million, down 8.7% from the 4th quarter 2002.  Gross profit for the 4th quarter was $31.8 million, a 4.4% increase over the 4th quarter 2002, and gross margin was 17.7%, an improvement over the 15.5% reported in the 4th quarter 2002.  The Company reported net income for the quarter of $2.2 million, or $0.06 per share, compared to a net loss of $7.4 million or $0.20 per share a year ago.

For full-year 2003, priceline.com reported gross travel bookings of $1.1 billion, revenue of  $863.7 million and net income applicable to common stockholders of $10.4 million, or $0.27 per share, compared to a loss of $0.57 per share for 2002.  The Company ended 2003 with a balance of $268.0 million in cash and short-term investments.  During the 4th quarter, the Company invested $12.2 million to buy-back 690,000 shares of its common stock, which represents approximately two percent of the Company’s outstanding common stock.

“Priceline.com’s 4th quarter results were lifted by the successful launch of our new airline tickets service, which offers consumers the choice between disclosed itinerary fares and Name-Your-Own-Price® savings, as well as strong results from our hotel, rental car and new vacation products,” said Jeffery H. Boyd, priceline.com’s President and Chief Executive Officer.  “The growth in total gross travel bookings and gross profit reflects a successful transition of our airline ticket business and a positive bottom-line financial result, before any significant benefit from new airline ticket advertising.”

Mr. Boyd continued, “Priceline.com reported strong product metrics across its travel products.  For the 4th quarter, total merchant and agency hotel room nights sold increased 37% over the 4th quarter of 2002 and total merchant and agency rental car days increased 62%.  The decline of merchant and agency airline tickets sold slowed to 18% in the 4th quarter 2003 and represents a significant improvement over the first nine months of 2003, when the airline tickets decline was over 40% compared to the first nine months of 2002.  That trend has continued with current quarter-to-date total ticket sales running above last year’s levels.  Air and hotel are benefiting from increasing package sales as a result of product improvements launched in the quarter.”

Revenues for the 4th quarter were down year-over-year as the new air service increased the mix of retail ticket sales (which are reported for on a “net” basis as compared to Name- Your-Own-Price® sales, which are reported on a “gross” basis).  The Company noted that, commencing with the 4th quarter, it would begin disclosing total merchant and agency airline, hotel and rental car unit sales, reflecting the growing importance of agency unit sales.

4th Quarter Operating Highlights

•       Priceline.com completes testing of its new airline ticketing service that gives customers a choice between picking their flights and airlines from a broad assortment of fares, or Naming Your Own Price for deeper savings.

•       Priceline.com’s hotel service passes the 10,000 participating hotels milestone.  The service offers top-quality hotel properties in the U.S., Europe, Asia, Canada, Mexico and the Caribbean.

•       Priceline.com introduces an enhanced vacation packages service.  The service offers over 2,000 hotel properties and all-inclusive resorts.  The new vacation package service includes fixed pricing, more flight options and a last-minute weekender product offering flight time windows and a fast, easy booking process.

•       Priceline.com signs William Shatner and Leonard Nimoy to star in a new ad campaign for its airline tickets service.

•       Priceline.com adds a new look and feel to its Rentalcars.com site.  The new site offers cars at special retail rates and contains links to priceline.com’s Name Your Own Price® rental car service.  The 4th quarter growth in the number of rental car days sold over the 4th quarter 2002 was driven by an increase in both merchant and agency sales.

Looking forward, Mr. Boyd said, “We expect the first half of 2004 to benefit from continued positive results from our new airline ticket and vacation products.  We also believe that the new William Shatner/Leonard Nimoy advertising and continuation of our successful hotel ad campaign will contribute added momentum to the business.  Consequently, for the 1st quarter 2004, we are targeting:

•       A 25% to 30% year-over-year increase in gross travel bookings,

•       A 10% to 15% year-over-year increase in airline ticket  unit bookings,

•       A 25% to 30% year-over-year increase in hotel room night unit bookings ,

•       A 50% to 60% year-over-year increase in rental car day unit bookings,

•       Revenues roughly equal to the same period last year,

•       A gross margin of 18% to 20%,

•       A 15% to 20% year-over-year increase in gross profit, and

•       Net income per share of $0.06 to $0.10.”

Mr. Boyd continued, “For the 2nd quarter 2004, we are targeting a 25% to 30% year-over-year increase in gross travel bookings and net income per share of $0.22 to $0.30.  For the second half of 2004, we expect to generate meaningful year-over-year growth in gross travel bookings, gross profit dollars and net income.”

About priceline.com

Priceline.com is a travel service that offers leisure airline tickets, hotel rooms, rental cars, vacation packages and cruises.  In addition, priceline.com offers a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee.  Priceline.com operates the retail travel Web sites Lowestfare.com and Rentalcars.com.  Priceline.com is part-owner of Travelweb LLC.  Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees.

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For press information:  Brian Ek  203-299-8167  (brian.ek@priceline.com)

Information About Forward-Looking Statements

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, “expect,” “believe,” “targeting,” “may,” “will,” “should,” “could,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “targets,” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company’s actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks; adverse changes in the Company’s relationships with airlines and other product and service providers including, without limitation, the withdrawal of suppliers from the priceline.com system; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches; the Company’s ability to protect its intellectual property rights; losses by the Company and its licensees; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

priceline.com Incorporated
CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31, 2003	December 31, 2002
ASSETS

Current assets:
Cash and cash equivalents	$93,732	$67,182
Restricted cash	22,485	18,248
Short-term investments	151,736	64,154
Accounts receivable, net of allowance for doubtful accounts of $794 and $1,262 at December 31, 2003 and 2002, respectively	10,782	13,636
Prepaid expenses and other current assets	4,778	6,348

Total current assets	283,513	169,568

Property and equipment, net	16,524	21,413
Intangible assets, net	7,053	1,694
Goodwill	8,779	10,517
Other assets, principally equity investments in pricelinemortgage, and at December 31, 2003, Travelweb LLC	21,915	7,970

Total assets	$337,784	$211,162

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$25,061	$35,375
Accrued expenses	21,031	27,889
Other current liabilities	3,522	2,063
Total current liabilities	49,614	65,327

Long-term accrued expenses	532	715
Other long-term liabilities	537
Long-term debt	124,524	—
Total liabilities	175,207	66,042

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK	13,470	13,470

Stockholders’ equity
Common stock	306	1,884
Treasury stock	(350,628)	(338,410)
Additional paid-in capital	2,055,607	2,033,944
Deferred compensation	(1,408)	—
Accumulated deficit	(1,555,444)	(1,565,869)
Accumulated other comprehensive income	674	101
Total stockholders’ equity	149,107	131,650

Total liabilities and stockholders’ equity	$337,784	$211,162

priceline.com Incorporated

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data, unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2003	December 31, 2002	December 31, 2003	December 31, 2002

Merchant revenues	$176,319	$195,814	$852,454	$996,112
Agency revenues	3,178	131	7,554	720
Other revenues	670	1,356	3,653	6,774
Total revenues	180,167	197,301	863,661	1,003,606

Cost of merchant revenues	148,351	166,710	717,716	844,142
Cost of agency revenues	—	—	—	—
Cost of other revenues	—	107	—	1,098
Total costs of revenues	148,351	166,817	717,716	845,240

Gross profit	$31,816	$30,484	$145,945	$158,366

Operating expenses:
Advertising	10,092	10,011	42,248	44,664
Sales and marketing	4,908	5,310	26,803	32,699
Personnel	7,180	7,493	29,680	32,045
General and administrative, including option payroll taxes	3,256	3,187	12,031	13,298
Information technology	2,049	3,142	8,898	12,008
Depreciation and amortization	2,324	4,466	11,533	18,264
Stock based compensation	106	250	282	1,000
Special charge (reversal)	—	—	—	(200)
Restructuring charge (reversal)	(49)	4,654	(186)	3,738
Severance charge (reversal)	—	—	—	(55)
Impairment charge	—	—	—	24,229
Warrant costs	—	—	6,638	—

Total operating expenses	$29,866	$38,513	$137,927	$181,690

Operating income (loss)	$1,950	$(8,029)	$8,018	$(23,324)

Other income:
Interest income	1,004	647	2,474	2,911
Interest expense	(563)	(30)	(907)	(68)
Equity in income of investees, net	(163)	—	2,331	1,131
Other	—	1	—	166
Total other income	$278	$618	$3,898	$4,140

Net income (loss)	2,228	(7,411)	11,916	(19,184)
Preferred stock dividend		—	(1,491)	(2,344)

Net income (loss) applicable to common stockholders	$2,228	$(7,411)	$10,425	$(21,528)

Net income (loss) applicable to common stockholders per basic common share	$0.06	$(0.20)	$0.28	$(0.57)

Weighted average number of basic common shares outstanding	38,019	37,452	37,804	37,881

Net income (loss) applicable to common stockholders per diluted common share	$0.06	$(0.20)	$0.27	$(0.57)

Weighted average number of diluted common shares outstanding	40,107	37,452	39,009	37,881

priceline.com Incorporated - 2003 FOURTH QUARTER FINANCIAL DATA SUPPLEMENT

priceline.com Financials

Consolidated Statements of Operations

Consolidated Balance Sheets

Statistical Data

This supplement is unaudited and intended as a supplement to, and should be read in conjunction with, the Company’s audited financial statements and the notes thereto filed with the SEC on Form 10-K and unaudited quarterly financial statements filed with the SEC on Form 10-Q.  Certain data have been reclassified in order to conform historical information in a manner consistent with current presentation and has not been audited in this form.  Certain presentations within this supplement are not consistent with Generally Accepted Accounting Principles.

priceline.com Incorporated

Consolidated Statements of Operations

In thousands, except per share data

(Unaudited)

Income Statement Analysis	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03	4Q03 vs. 4Q02	12 months 2003	12 months 2002	12 mos. 2003 vs. 12 mos. 2002

Merchant revenues	$259,667	$302,670	$237,961	$195,814	$198,608	$236,943	$240,584	$176,319	-10%	$852,454	$996,112	-14%
Agency revenues	218	211	160	131	1,005	1,476	1,895	3,178	2326%	7,554	720	949%
Other revenues	2,000	1,575	1,843	1,356	874	1,147	962	670	-51%	3,653	6,774	-46%
Total revenues	261,885	304,456	239,964	197,301	200,487	239,566	243,441	180,167	-9%	863,661	1,003,606	-14%

Cost of merchant revenues	219,511	255,972	201,949	166,710	167,500	199,072	202,793	148,351	-11%	717,716	844,142	-15%
Cost of agency revenues	—	—	—	—	—	—	—	—	—	—	—	—
Cost of other revenues	381	336	274	107	—	—	—	—	-100%	—	1,098	-100%
Total costs of revenues	219,892	256,308	202,223	166,817	167,500	199,072	202,793	148,351	-11%	717,716	845,240	-15%

Gross profit	$41,993	$48,148	$37,741	$30,484	$32,987	$40,494	$40,648	$31,816	4%	$145,945	$158,366	-8%

Operating expenses:
Advertising	10,227	12,777	11,649	10,011	11,098	10,774	10,284	10,092	1%	42,248	44,664	-5%
Sales and marketing	9,259	10,463	7,667	5,310	6,864	7,789	7,242	4,908	-8%	26,803	32,699	-18%
Personnel	7,721	8,434	8,397	7,493	7,512	7,547	7,441	7,180	-4%	29,680	32,045	-7%
General and administrative	3,208	3,536	3,247	3,187	2,819	2,642	3,058	3,256	2%	11,775	13,178	-11%
Information technology	3,087	3,198	2,581	3,142	2,367	2,604	1,878	2,049	-35%	8,898	12,008	-26%
Depreciation and amortization	4,458	4,490	4,850	4,466	3,912	2,787	2,510	2,324	-48%	11,533	18,264	-37%
Option payroll taxes	104	16	—	—	—	102	154	—	—	256	120	113%
Stock based compensation	250	250	250	250	—	70	106	106	-58%	282	1,000	-72%
Special charge/(reversal)	—	(200)	—	—	—	—	—	—	—	—	(200)	100%
Restructuring charge/(reversal)	(824)	—	(92)	4,654	—	—	(137)	(49)	-101%	(186)	3,738	-105%
Severance charge/(reversal)	—	(55)	—	—	—	—	—	—	—	—	(55)	100%
Impairment charge	—	—	24,229	—	—	—	—	—	—	—	24,229	-100%
Warrant costs	—	—	—	—	6,638	—	—	—	—	6,638	—	—

Total operating expenses	$37,490	$42,909	$62,778	$38,513	$41,210	$34,315	$32,536	$29,866	-22%	$137,927	$181,690	-24%

Operating income (loss)	$4,503	$5,239	$(25,037)	$(8,029)	$(8,223)	$6,179	$8,112	$1,950	124%	$8,018	$(23,324)	134%

Other income (expenses):
Interest income, net	782	788	656	617	492	405	229	441	-29%	1,567	2,843	-45%
Equity in income/(loss) of investees, net	492	245	394	—	—	1,105	1,389	(163)	—	2,331	1,131	106%
Other	(36)	37	164	1	—	—	—	—	-100%	—	166	-100%

Total other income	$1,238	$1,070	$1,214	$618	$492	$1,510	$1,618	$278	-55%	$3,898	$4,140	-6%

Net income (loss)	$5,741	$6,309	$(23,823)	$(7,411)	$(7,731)	$7,689	$9,730	$2,228	130%	$11,916	$(19,184)	162%

Preferred stock dividend	(1,854)	—	(490)	—	(297)	—	(1,194)	—	—	(1,491)	(2,344)	36%

Net income (loss) applicable to common stockholders	$3,887	$6,309	$(24,313)	$(7,411)	$(8,028)	$7,689	$8,536	$2,228	130%	$10,425	$(21,528)	148%

Net income (loss) applicable to common stockholders per basic common share	$0.10	$0.16	$(0.64)	$(0.20)	$(0.21)	$0.20	$0.22	$0.06	130%	$0.28	$(0.57)	149%

Net income (loss) applicable to common stockholders per diluted common share	$0.10	$0.16	$(0.64)	$(0.20)	$(0.21)	$0.20	$0.21	$0.06	130%	$0.27	$(0.57)	147%

(1) Weighted average common shares:
Basic	37,917	38,280	37,879	37,452	37,477	37,635	38,044	38,019	2%	37,804	37,881	0%
Diluted	39,995	39,917	37,879	37,452	37,477	39,284	39,812	40,107	7%	39,009	37,881	3%
Common shares outstanding, end of period	38,257	38,298	37,451	37,452	37,495	37,925	38,291	37,607	0%	37,607	37,452	0%

Gross margin	16.0%	15.8%	15.7%	15.5%	16.5%	16.9%	16.7%	17.7%		16.9%	15.8%

(1)  Reflects one-for-six reverse stock split.

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priceline.com Incorporated

Consolidated Balance Sheets

In thousands

(Unaudited)

	3/31/2002	6/30/2002	9/30/2002	12/31/2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$92,051	$98,140	$66,857	$67,182	$52,560	$69,292	$115,302	$93,732
Restricted cash	17,454	19,573	18,174	18,248	17,025	16,869	20,750	22,485
Short-term investments	68,327	62,458	67,478	64,154	70,194	62,992	148,027	151,736
Accounts receivable, net of allowance for doubtful accounts	20,218	21,977	16,654	13,636	16,106	23,565	18,809	10,782
Prepaid expenses and other current assets	10,544	8,640	9,068	6,348	6,243	8,158	6,737	4,778

Total current assets	208,594	210,788	178,231	169,568	162,128	180,876	309,625	283,513

PROPERTY AND EQUIPMENT, net	31,291	28,205	25,279	21,413	17,690	16,106	16,603	16,524
INTANGIBLE ASSETS, net	631	566	998	1,174	1,086	3,808	3,687	7,053
GOODWILL	22,535	22,535	10,517	10,517	10,517	10,517	9,534	8,779
OTHER ASSETS	19,100	20,040	8,793	8,490	16,837	17,699	22,829	21,915

TOTAL ASSETS	$282,151	$282,134	$223,818	$211,162	$208,258	$229,006	$362,278	$337,784

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$62,177	$55,422	$40,972	$35,375	$36,020	$46,863	$38,467	$25,061
Accrued expenses	31,750	32,318	25,861	27,889	24,983	23,296	22,972	21,031
Other current liabilities	5,050	4,954	3,495	2,063	2,833	2,134	3,100	3,522
Total current liabilities	98,977	92,694	70,328	65,327	63,836	72,293	64,539	49,614

Long-term accrued expenses	2,365	1,483	1,001	715	422	276	545	532
Other long-term liabilities	—	—	—	—	—	—	—	537
Long-term debt	—	—	—	—	—	—	125,000	124,524
Total liabilities	101,342	94,177	71,329	66,042	64,258	72,569	190,084	175,207

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK	13,470	13,470	13,470	13,470	13,470	13,470	13,470	13,470

STOCKHOLDERS’ EQUITY:
Common stock	1,880	1,882	1,884	1,884	1,886	303	306	306
Treasury stock	(326,633)	(326,633)	(338,410)	(338,410)	(338,410)	(338,410)	(338,410)	(350,628)
Additional paid-in capital	2,032,547	2,033,313	2,033,938	2,033,944	2,040,850	2,048,785	2,055,540	2,055,607
Deferred compensation	—	—	—	—	—	(1,619)	(1,514)	(1,408)
Accumulated deficit	(1,540,455)	(1,534,145)	(1,558,458)	(1,565,869)	(1,573,897)	(1,566,208)	(1,557,672)	(1,555,444)
Accumulated other comprehensive income	—	70	65	101	101	116	474	674
Total stockholders’ equity	167,339	174,487	139,019	131,650	130,530	142,967	158,724	149,107

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$282,151	$282,134	$223,818	$211,162	$208,258	$229,006	$362,278	$337,784

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priceline.com Incorporated

Statistical Data

In thousands

Gross Bookings	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03

Merchant	$302,564	$351,039	$271,922	$218,100	$226,739	$267,039	$266,640	$197,543
Agency	4,251	3,744	3,385	10,228	20,778	30,023	33,875	58,647
Total	$306,814	$354,783	$275,307	$228,328	$247,517	$297,061	$300,515	$256,191

Year/Year Growth					-19.3%	-16.3%	9.2%	12.2%

Units Sold	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03

Airline Tickets	867	921	644	487	483	513	438	399
Year/Year Growth					-44.2%	-44.4%	-32.0%	-18.1%

Hotel Room-Nights	910	1,091	1,146	963	1,234	1,505	1,642	1,319
Year/Year Growth					35.6%	38.0%	43.2%	36.9%

Rental Car Days	759	817	764	570	663	867	1,215	922
Year/Year Growth					-12.6%	6.1%	59.1%	61.8%

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03

Revenue	$261,885	$304,456	$239,964	$197,301	$200,487	$239,566	$243,441	$180,167
Year/Year Growth					-23.4%	-21.3%	1.4%	-8.7%

Gross Profit	$41,993	$48,148	$37,741	$30,484	$32,987	$40,494	$40,648	$31,816
Year/Year Growth					-21.4%	-15.9%	7.7%	4.4%

Gross Bookings represent the total dollar value of travel booked, inclusive of taxes and fees, through the priceline.com, lowestfare.com and rentalcars.com sites.

The information included above is for U.S. operations only.

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